EXHIBIT 10.18

THIRD AMENDMENT TO AMENDED AND RESTATED TRUST AGREEMENT NO. 2

This Third Amendment to Amended and Restated Trust Agreement No. 2 (as amended and restated October 15, 2002) (the “Agreement”) is entered into effective as of July 28, 2014 by and between Cliffs Natural Resources Inc., f/k/a Cleveland-Cliffs Inc., an Ohio corporation (the “Company”), and KeyBank, N.A., the successor in interest to Key Trust Company of Ohio, N.A., a national banking association, as Trustee (the “Trustee”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Agreement.

WITNESSETH

WHEREAS, effective October 15, 2002 the Company and the Trustee amended and restated Trust Agreement No. 2; and

WHEREAS, Section 9(c) of the Agreement provides that Exhibit A and Exhibit D thereto may be amended by the Company by furnishing to the Trustee any amendments thereto.

NOW, THEREFORE, the Company and the Trustee hereby amend Trust Agreement No. 2 to provide as follows:

1.    Exhibit A is amended in its entirety to read as attached hereto.

2.    Exhibit D is amended in its entirety to read as attached hereto.

IN WITNESS WHEREOF, the Company and the Trustee have caused counterparts of this Third Amendment to be executed on this 28th day of July, 2014, each of which shall be an original Amendment.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ James D. Graham
Title:	Vice President, Chief Legal Officer & Secretary

KEYBANK, N.A., as Trustee

By:	/s/ Lester W. Dryja
Title:	Vice President

EXHIBIT A

AMENDED AND RESTATED TRUST AGREEMENT NO. 2

EXECUTIVES, OFFICERS AND KEY EMPLOYEES

Name	First Name	Middle Initial	Last Name	Job Title
Halverson, Gary B	Gary	B	Halverson	President & Chief Executive Officer

Boor, William C	William	C	Boor	Executive Vice President, Corporate Development & Chief Strategy Officer, Chief Risk Officer
Fedor, Terry G	Terry	G	Fedor	Executive Vice President, United States Iron Ore
Harapiak, Marurice D	Maurice	D	Harapiak	Executive Vice President, Human Resources
Paradie, Terrance M	Terrance	M	Paradie	Executive Vice President & Chief Financial Officer
Smith, Clifford T	Clifford	T	Smith	Executive Vice President, Seaborne Iron Ore
Tompkins, P Kelly	P	Kelly	Tompkins	Executive Vice President, External Affairs & President, Global Commercial
Webb, David	David		Webb	Executive Vice President, Global Coal

Baisden, Steven R	Steven	R	Baisden	Vice President, Corporate Development & Emerging Business
Bittner, Matthew C	Matthew	C	Bittner	Vice President & Treasurer
Cartella, David T	David	T	Cartella	Vice President, Government, Environmental, Safety & Sustainability
Flanagan, Timothy K	Timothy	K	Flanagan	Vice President, Corporate Controller & CAO
Graham, James D	James	D	Graham	Vice President & Chief Legal Counsel
McFadden, William J	William	J	McFadden	Vice President, Global Coal Sales
Mee, Terrence R.	Terrence	R	Mee	Vice President, Global Iron Ore Sales
Whiteford, Sean M	Sean	M	Whiteford	Vice President, Technical Operations

LaTendresse, Edward M	Edward	M	LaTendresse	General Manager

EXHIBIT D

AMENDED AND RESTATED TRUST AGREEMENT NO. 2

DIRECTORS

Gary B. Halverson
Susan M. Cunningham
Barry J. Eldridge
Mark E. Gaumond
Andrés R. Gluski
Susan M. Green
Janice K. Henry
James F. Kirsch
Stephen Johnson
Richard K. Riederer
Timothy W. Sullivan

John S. Brinzo
Ronald C. Cambre
Robert S. Colman
Ranko Cucuz
James D. Ireland III
G. Frank Joklik
E. Bradley Jones
Leslie Lazar Kanuk
Anthony A. Massaro
Francis R. McAllister
M. Thomas Moore
John C. Morley
Stephen B. Oresman
Roger Phillips
Alan Schwartz
Jeptha H. Wade
Alton W. Whitehouse